UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

Light & Wonder, Inc.

(Exact name of registrant as specified in its charter)

Nevada		81-0422894
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

001-11693
(Commission File Number)

6601 Bermuda Road, Las Vegas, NV 89119

(Address of registrant’s principal executive office)

(702) 897-7150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	LNW	The Nasdaq Stock Market(1)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐         Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

(1) On November 3, 2025, the Company filed a Form 25 with the SEC to voluntarily delist and deregister its common stock under Section 12(b) of the Exchange Act (the “Form 25”). Pursuant to the Form 25, the Company’s common stock was delisted from the Nasdaq on November 13, 2025 and is expected to become deregistered under Section 12(b) of the Exchange Act 90 days after the Form 25 was filed.

Item 1.01. Entry into a Material Definitive Agreement.

On January 22, 2026, Light and Wonder International, Inc. (“L&WI”), a Delaware corporation and wholly owned subsidiary of Light & Wonder, Inc., a Nevada corporation (the “Company”), entered into that certain Amendment No. 4 (“Amendment No. 4”) to the Credit Agreement dated April 14, 2022 by and among the Company, L&WI, the several banks and other financial institutions or entities from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, issuing lender and swingline lender (as amended by the Amendment No. 1, dated as of January 16, 2024, as further amended by the Amendment No. 2, dated as of July 17, 2024, as further amended by the Amendment No. 3, dated as of February 10, 2025, and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”).

Amendment No. 4, among other things, (i) creates a new tranche of $2,134,562,718.75 term loans under the Credit Agreement due April 14, 2029 to replace the existing term loans and (ii) reduces the applicable margin for the term loans bearing interest at a term benchmark rate (SOFR, EURIBOR and BBSY, each as defined in the Credit Agreement) to 2.00% per annum and to 1.00% per annum for loans bearing interest at ABR (as defined in the Credit Agreement).

The foregoing description of Amendment No. 4 does not purport to be complete and is qualified in its entirety by the full text of Amendment No. 4, a copy of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 4, dated as of January 22, 2026, among Light and Wonder International, Inc., as the borrower, Light & Wonder, Inc., as holdings, the several banks and other financial institutions or entities from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, issuing lender and swingline lender, which amended that certain Credit Agreement, dated as of April 14, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHT & WONDER, INC.

Date: January 22, 2026	By:	/s/ Oliver Chow
Name: Oliver Chow
Title: Executive Vice President, Chief Financial Officer and Treasurer